SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

July 31, 2003

Date of report (Date of earliest event reported)

BINGO.COM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	98-0206369
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Suite 1405, 1166 Alberni Street,

Vancouver, British Columbia,

Canada, V6E 3Z3

(Address of Principal Executive Offices)

(604) 694-0300

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

BINGO.COM, INC.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

As of July 23, 2003, the Company re-negotiated both the terms of payment of interest due on Debenture "A" and the terms under which the holder of Debenture "A" will convert outstanding debt into shares of the Company.  The holder of Debenture "A", Bingo, Inc., has agreed to defer current interest due on Debenture "A" ($281,078 as at June 30, 2003) and future interest due on Debenture "A" until April 16, 2004 when the accrued interest ($400,666.85) will be paid in common stock of the Company. The Company has agreed, subject to shareholder approval, to lower the conversion price of the interest from $0.25 per share to $0.20 per share.   The Company agreed to reduce the equity conversion price on accrued interest of Debenture "A", in exchange for an agreement that the stock issued on conversion of accrued interest on Debenture "A", need not be registered by the Company until a future, yet to be determined date.

The Company has also negotiated a commitment from Bingo, Inc. that it will convert the principal amount of Debenture "A" into shares of the Company at a conversion price of $0.125 per share.  The debt conversion date has been set as April 16, 2004.  Previously, Bingo, Inc. had the right, but not the obligation, to convert any or all of the outstanding principal amount of Debenture "A" into common shares of the Company at a conversion price of $0.125 per share until the third anniversary date of the Debenture "A".  The common stock that will be issued upon conversion of the principal amount of Debenture "A" will be subject to certain resale restrictions, as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act").  The Debenture "A" is secured by all assets of the Company.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

Not Applicable.

(b) Pro forma financial information:

Not Applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, INC.

(Registrant)

Date: July 31, 2003                By: /s/ "T. M. Williams"

                                      T. M. WILLIAMS, PRESIDENT

EXHIBIT INDEX

The following exhibits are furnished pursuant to Item 5 (Other Events and Regulation FD Disclosure).

Exhibit No.	Description
10.30	Amendment to the restated Convertible Debenture originally dated April 16, 2001 and restated as at May 21, 2002

Exhibit 10.30

AMENDMENT TO THE RESTATED CONVERTIBLE DEBENTURE ORIGINALLY DATED APRIL 16, 2001 AND RESTATED AS AT MAY 21, 2002

THIS AGREEMENT made the 23rd day of July 2003.

BETWEEN:

BINGO.COM, INC., a Florida corporation having an office located at 1405-1166 Alberni Street, Vancouver, British Columbia, Canada, V6E 3Z3

(the "Company")

AND:

BINGO, INC., an Anguilla corporation having an office located at First Floor, The Hansa Bank Building, PO Box 727, Landsome Road, The Valley, Anguilla, B.W.I

(the "Holder")

WHEREAS:

A.                 On April 16th, 2001,The Company issued to the Holder and Red Ruth Ventures Inc. a Secured Convertible Debenture in exchange for a loan to the Company of the sum of US$ 1,250,000.00 (the "Principal Amount).

B.                 On May 21st, 2002, further to a settlement between the Holder and Red Ruth Ventures Inc. and a direction from those two companies, the Company issued to the Holder a Restated Secured Convertible Debenture for the sum of US$1,250,000.00 in substitution for the originally issued Debenture. The Restated Secured Convertible Debenture is hereafter referred to as the "Debenture".

C.                 Section 2(a) of the Debenture requires that the interest accruing on the Principal Amount be paid on April 16, 2003, such amount being US$ 250,255.89.

D.                 Section 2(a) also requires that interest on the Principal Amount will continue to accrue after April 16, 2003 and the amount of interest, accrued on a quarterly basis, will be due and paid on the first business day of each succeeding quarter through and including April 16, 2006.

E.                  As of June 30, 2003, over and above the sum mentioned in "C" above, the amount due to the Holder by virtue of interest on the Principal Amount since April 16, 2003 was US$ 30,821.92.

F.                  The total amount of interest due to the Holder as of June 30, 2003 equalled US$ 281,077.81.

G.                 As per Section 2(b)(1), the Company may choose to pay interest owing to the Holder by way of issuing common stock of the Company at the prescribed valuation of US$ 0.25 per share (the "Valuation Price").

H.                 The Company wishes to exercise its option to pay the interest owing by way of issuing its common stock to the Holder but, given the Company's financial condition, wishes to delay the issuance of such stock, and additional stock for subsequent interest periods, until April 16, 2004 and delay the registration of any stock issued pursuant to this Agreement until the Registration Date (defined below).

I.                    The Holder is willing to accept the delay in the issuance of the common stock of the Company until April 16, 2004 in exchange for the Company reducing the Valuation Price from US$ 0.25 per share to $US 0.20 per share (the "New Valuation Price").

J.                   As of April 16, 2004, the accumulated interest owing to the Holder will be US$ 400,666.85.

K.                As a further concession to the Company, the Holder is willing to commit to exercising its option, effective April 16, 2004, as set out in Section 2(b)(2), to convert the Principal Amount into shares of the common stock of the Company at the prescribed price of US$ 0.125 per share, with the issuance date being April 16, 2004.

L.                  The Company is willing to accept the New Valuation Price as the cost of issuing and registering stock (for the currently due interest payment plus those due over subsequent quarters) as per the current terms of the Debenture will be greater than the cost to the Company of accepting the New Valuation Price. Furthermore, the confirmation that the Holder will exercise its option to convert the Principal Amount into common stock of the Company will provide increased certainty with respect to the financial stability of the Company.

M.               The Holder is also the beneficiary of a second Debenture issued by the Company and dated July 2, 2002 where the Company may opt to pay interest by way of issuing common stock. In order to minimize costs for the Company, the Holder has agreed that the registration of stock issued pursuant to the Debenture and this Agreement may be delayed to coincide with the date of registration of stock issued on July 2, 2004 pursuant to the second Debenture (the "Registration Date").

THEREFORE:

IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT, THE SUFFICIENCY OF WHICH ARE AGREED TO BY THE PARTIES, THE PARTIES AGREE AS FOLLOWS:

1.                  The interest payments due to the Holder (as of June 30, 2003) under the Debenture, being the sum of US$ 281,077.81 plus interest payments due in the subsequent quarters ending on April 16, 2004, the total of which will equal US$ 400,666.85 on such date, will not be due and paid until April 16, 2004.

2.                  The Company will pay, pursuant to Section 2(b)(1), the afore-mentioned interest payment of US$ 400,666.85 to the Holder by issuing to it common stock of the Company at the value of US$ 0.20 per share, equalling 2,003,334 shares of the common stock of the Company.

3.                  The signing of this Agreement by the Holder will be sufficient notice of its decision to exercise the option contained in Section 2(b)(2) of the Debenture, whereby the Holder chooses to convert the Principal Amount into shares of the common stock of the Company at the stipulated price of $0.125 per share (subject to Section 2(d) of the Debenture), effective April 16, 2004. The stock contemplated by this paragraph will be issued to the Holder concurrently with that contemplated by paragraph 2.

4.                  The Holder acknowledges and agrees that the registration of all stock contemplated by this Agreement will not occur until the Registration Date.

5.                  Except for the terms specifically modified by this Agreement, the Parties hereby ratify and confirm the Debenture. The Debenture and this Agreement will be read and construed as one document.

6.                  Time is of the essence in this Agreement and remains of the essence in the Debenture.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above mentioned.

BINGO.COM, INC.

Per:

  /s/ "M. Devereux"

Authorized Signatory

BINGO, INC.

Per:

   /s/ "D. Curtis"

Authorized Signatory